Exhibit 10.31
SHARE EXCHANGE AGREEMENT
This Share Exchange Agreement (this “Agreement”), dated as of [_____], 2024, is entered into by and between Ibotta, Inc., a Delaware corporation (the “Corporation”), and Bryan Leach (“Founder” and, together with the Corporation, the “Parties”).
RECITALS
WHEREAS, the Corporation intends to file an Amended and Restated Certificate of Incorporation of the Corporation in substantially the form set forth on Exhibit A hereto with any changes that are approved by the Founder (the “Amended and Restated Certificate”) which, among other things, will create two series of Common Stock of the Corporation, par value $0.00001 per share, designated as Class A Common Stock (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, and Class B Common Stock (“Class B Common Stock”), entitling holders to twenty (20) votes for each share thereof held;
WHEREAS, immediately upon the effectiveness of the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), all shares of the Corporation’s Common Stock issued and outstanding or held as treasury stock immediately prior to the Effective Time will be reclassified as shares of Class A Common Stock on a one-for-one basis; and
WHEREAS, the Board of Directors of the Corporation has determined that it is advisable and in the best interest of the Corporation and all of its stockholders, including its stockholders other than Founder, to issue, following the Effective Time, to Founder the number of shares of Class B Common Stock listed on Exhibit B hereto (the “Shares”) in exchange for the number of shares of Class A Common Stock listed on Exhibit B hereto (the “Old Shares”), on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Parties agree as follows:
AGREEMENT
ARTICLE I
THE SHARE EXCHANGE
Section 1.1    Share Exchange. Upon the terms and subject to the conditions of this Agreement, the Corporation agrees to issue the Shares to Founder (or, upon Founder’s written request to the Corporation prior to the Effective Time, one or more Permitted Entities (as defined in the Amended and Restated Certificate)), in exchange for the Old Shares (the “Share Exchange”). Subject to the satisfaction of the condition set forth in ARTICLE IV the Share Exchange shall be deemed to occur automatically and immediately following the Effective Time, without any further action by the Corporation or Founder. In connection therewith, Founder shall deliver to the Corporation with respect to the Old Shares a stock power agreement in the form reasonably acceptable to the Corporation (the “Stock Power”) and the Corporation will deliver to Founder evidence of the issuance of the Shares registered in the name of Founder (or, to one or more Permitted Entities, if applicable). The documents to be delivered by or on behalf of the Parties pursuant to this ARTICLE I shall be delivered by electronic transfer of documents (including the Stock Power) and signature pages to avoid the necessity of a physical closing.
Section 1.2    Share Exchange Tax Reporting. The Corporation shall treat and report for applicable income tax purposes the Share Exchange as a tax-free “reorganization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code (and corresponding provisions of applicable state and local law). The Corporation shall not report any income to or with respect to Founder (or any Permitted Entity) in respect of the Share Exchange or the issuance of the Shares for tax purposes. Neither the Corporation nor Founder (or any Permitted Entity) shall take any position inconsistent with the foregoing two sentences, including on any tax return or in any administrative or judicial action or legal proceeding, unless otherwise required pursuant to a determination as defined in Section 1313 of the Internal Revenue Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
The Corporation represents and warrants to Founder as of the date hereof that:
Section 2.1    Existence and Power. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Corporation has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.
Section 2.2    Authorization. The execution, delivery and performance of this Agreement and the filing of the Amended and Restated Certificate with the Delaware Secretary of State have been duly authorized by all necessary action on the part of the Corporation, and (assuming the due authorization, execution and delivery by the other Party) this Agreement, this Agreement is a valid and binding obligation of the Corporation and the Amended and Restated Certificate upon filing with and acceptance by the Delaware Secretary of State will be the valid and effective certificate of incorporation of the Corporation until further amended and/or restated, in each case enforceable against it in accordance with their terms.
Section 2.3    Approvals. The transactions contemplated by this Agreement, including without limitation the adoption of the Amended and Restated Certificate and the issuance of the Shares and the compliance with the terms of this Agreement, have been duly and validly authorized by all necessary corporate consent and authorizations on the part of the Corporation, and no other corporate actions on the part of the Corporation are necessary to authorize the execution and delivery by the Corporation of this Agreement or the adoption of the Amended and Restated Certificate.
Section 2.4    Valid Issuance. Upon their issuance, the Shares will have been duly authorized by all necessary corporate action and will be validly issued, fully paid and non-assessable, will not by their issuance subject the holders thereof to personal liability and will not be subject to any preemptive or similar rights. The voting rights provided for in the terms of the Shares are validly authorized and shall not be subject to restriction or limitation in any respect other than as set forth in the Amended and Restated Certificate and the Amended and Restated Bylaws of the Corporation (the “Bylaws”). Upon the issuance of the Shares, the Corporation will have reserved and kept available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the Shares, such number of its shares of Class A Common Stock as are sufficient to effect the conversion of all outstanding Shares.
Section 2.5    Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation by the Corporation of the transactions contemplated hereby, will not: (a) violate or result in a breach of any provision of law to which the Corporation is subject, or (b) conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, any provision of the Corporation’s certificate of incorporation or the Bylaws.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF FOUNDER
Section 3.1    Authorization. Founder has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Founder, and (assuming the due authorization, execution and delivery by the other Party) this Agreement is a valid and binding obligation of Founder, enforceable against Founder in accordance with its terms.
Section 3.2    Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation by Founder of the transactions contemplated hereby, will not: (a) violate or result in a breach of any provision of law to which Founder is subject; (b) violate or result in a violation of, conflict with or constitute or result in a default (whether after the giving of notice, lapse of time or both) under, accelerate any obligation under, or give rise to a right of termination of, any contract, permit or any other instrument to which Founder is a party or by which Founder is bound; or (c) result in the creation or imposition of any liens on any of the Old Shares.
Section 3.3    Title to Interests. Founder is the sole beneficial owner of the Old Shares set forth on Exhibit B hereto and has good and valid title to such Old Shares, free and clear of any liens, other than restrictions under: (a) applicable securities laws, and (b) as set forth under the Corporation’s certificate of incorporation. Founder is not a party to any option, warrant, purchase right or other contract or commitment that could require Founder to sell, transfer, or otherwise dispose of any Old Shares (other than this Agreement).

Section 3.4    Acquisition for Own Account. Founder is acquiring the Shares for his own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
ARTICLE IV
CONDITION TO SHARE EXCHANGE
Section 4.1    Condition to Each Party’s Obligation to Effect the Share Exchange. The respective obligations of the Parties to effect the Share Exchange shall be subject to the condition that no governmental order, issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Share Exchange shall be in effect.
ARTICLE V
MISCELLANEOUS
Section 5.1    Notices. All notices and other communications between the Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email (in each case in this clause (d), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:
If to the Corporation:
Ibotta, Inc.
1801 California Street, Suite 400
Denver, Colorado 80202
If to Founder:
To Founder’s address set forth on Founder’s signature page hereto.
Section 5.2    Further Assurances. Each Party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other Party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
Section 5.3    Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Corporation and Founder. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 5.4    Fees and Expenses. Each Party shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.
Section 5.5    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, provided that neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.
Section 5.6    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The Parties agree that any suit, action or proceeding brought by either Party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction or if subject matter jurisdiction over the matter that is the subject of such action is vested exclusively in the U.S. federal courts, the U.S. District Court for the District of Delaware. Each of the Parties submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each Party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
Section 5.7    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 5.7.

Section 5.8    Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement (i.e., the Share Exchange), and this Agreement supersedes all prior agreements and understandings, both oral and written, between the Parties and/or their affiliates with respect to the subject matter of this Agreement (i.e., the Share Exchange).
Section 5.9    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be enforced to the maximum extent permissible and the balance of this Agreement shall be enforced in accordance with its terms.
Section 5.10    Counterparts, Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the Parties hereto any rights or remedies hereunder.
Section 5.11    Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the Parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

IBOTTA, INC.

By:
Name:
Title:
SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT
OF IBOTTA, INC.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

FOUNDER:

Bryan Leach

(Signature)

Address:

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT
OF IBOTTA, INC.

Exhibit A
Amended and Restated Certificate of Incorporation

Exhibit B

Old Shares	Shares

[_____] shares of Class A Common Stock of the Corporation	[_____] shares of Class B Common Stock of the Corporation